Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events
Subsequent Events

22) Subsequent Events

The Partnership has evaluated subsequent events from the balance sheet date through March 18, 2021, the date at which the audited consolidated financial statements were available to be issued, and determined that there are no other items to disclose, except as follows:

On February 11, 2021, the Partnership paid a quarterly cash distribution of $0.52 per common unit with respect to the quarter ended December 31, 2020. The aggregate amount of the distribution was $18.0 million. On February 11, 2021, the Partnership also paid a cash distribution to holders of Series A Preferred Units with respect to the quarter ended December 31, 2020 in an aggregate amount equal to $1.8 million.

On December 30, 2020, the Partnership through its wholly-owned subsidiary, Knutsen Shuttle Tankers 19 AS, which owned the Raquel Knutsen, agreed to enter into a sale and leaseback agreement with a Japanese-based lessor for a lease period of ten years. The closing of the transaction occurred on January 19, 2021. The gross sales price was $94.3 million and a portion of the proceeds was used to repay the outstanding loan and cancelation of the interest rate swap agreements related to the vessel. The bareboat rate under the lease consists of a fixed element per day and there is a fixed-price purchase obligation at maturity. After repayment of the loan and related interest rate swaps, the Partnership realized net proceeds of $38 million after fees and expenses.

On March 1, 2020, the Tove Knutsen developed a technical default due to leakage from its controllable pitch propeller. The Tove Knutsen is in Rio de Janeiro waiting for spare parts, which are estimated to arrive around March 18, 2021. The Partnership expects the vessel to be in operation again around March 21, 2021. Under its loss of hire insurance policies, the Partnership will be compensated by insurance for the contractual hire rate for the Tove Knutsen for each day in excess of 14 deductible days while the vessel is off-hire, for a maximum of 180 days. The Partnership also expects that the repair cost will be covered by insurance, in excess of a deductible of $150,000. The Partnership currently estimates that the aggregate cost to it due to the propeller default (including off-hire and repairs) will be approximately $0.3 million.

On March 9, 2021, the charterer of the Bodil Knutsen, Equinor did not notify the Partnership by this due date of its intention to exercise its option to extend the time charter for the vessel. The charter is currently expected to expire on April 9, 2021.

The Partnership has agreed on the commercial terms for an expected one-year fixed time charter contract for the Windsor Knutsen (with potential options to extend the charter by one one-year period and then one six-month period) with a major oil company to commence in the third quarter of 2021.